UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2016
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7108 North Fresno Street, Suite 380
Fresno, CA    93720
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On May 6, 2016, Seed Genetics International Pty Ltd ("SGI"), the wholly-owned subsidiary of S&W Seed Company (the "Company"), executed a Business Letter of Advice with National Bank of Australia Limited ("NAB") dated April 28, 2016 (the "Business Letter of Advice"), modifying certain terms and conditions of SGI's existing Trade Refinance Facility (the "Trade Refinance Facility") and NAB Business Markets-Flexible Rate Loan (the "Keith Building Loan"). The Trade Refinance Facility and Keith Building Loan are two components of SGI's credit facilities with NAB, which also include an overdraft facility and machinery and equipment loans (collectively, the "NAB Credit Facilities").

The material changes provided in the Business Letter of Advice include the following:

  The expiration date of the Trade Refinance Facility has been extended to March 30, 2018;
  The facility limit on the Keith Building Loan has increased from AUD $650,000 to AUD $800,000;
  Certain lending covenants and undertakings applicable to the NAB Credit Facilities have been added or modified, including (i) 30% minimum capital adequacy, defined as tangible net worth plus intercompany loans from the Company, measured daily and reported annually; and (ii) clarifications regarding inventory to be included in calculating the Borrowing Base Facility (as defined in the NAB Credit Facilities) to better accommodate the manner in which SGI conducts its business operations; and
  Certain lending covenants and undertakings that were either superseded or no longer needed were removed.

Except as set forth in the Business Letter of Advice, the NAB Credit Facilities remain unchanged and in full force and effect. The foregoing description of the Business Letter of Advice does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Business Letter of Advice, which is filed as Exhibit 10.1 hereto and incorporated herein by this reference.

Item 2.02.    Results of Operations and Financial Condition.

On May 12, 2016, the Company issued a press release entitled "S&W Announces Results for the Third Quarter of Fiscal 2016." The text of the press release is furnished as Exhibit 99.1.

The information in Exhibit 99.1 hereto shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in Exhibit 99.1 hereto shall not be incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Business Letter of Advice from National Bank of Australia Limited to Seed Genetics International Pty Ltd, dated as of April 28, 2016 (executed by Seed Genetics International Pty Ltd on May 6, 2016)
99.1	Press Release of S&W Seed Company dated May 12, 2016, announcing financial results for the period ended March 31, 2016*

______________
* This exhibit is furnished and shall not be deemed "filed" for purposes of the Exchange Act, as amended.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

Date: May 12, 2016

3

EXHIBIT INDEX

Exhibit	Description
10.1	Business Letter of Advice from National Bank of Australia Limited to Seed Genetics International Pty Ltd, dated as of April 28, 2016 (executed by Seed Genetics International Pty Ltd on May 6, 2016)
99.1	Press Release of S&W Seed Company dated May 12, 2016, announcing financial results for the period ended March 31, 2016*

______________
* This exhibit is furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.